UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2011

XENOPORT, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-51329	94-3330837
(Commission File No.)	(IRS Employer Identification No.)

3410 Central Expressway

Santa Clara, California 95051

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (408) 616-7200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events.

On October 11, 2011, XenoPort, Inc. (“XenoPort” or the “Company”) was notified that the U.S. Food and Drug Administration (the “FDA”) has accepted for review the supplemental New Drug Application (“sNDA”) filed by GlaxoSmithKline (“GSK”) under Section 505(b)(2) requesting approval of Horizant™ (gabapentin enacarbil) Extended-Release Tablets for the treatment of post-herpetic neuralgia (“PHN”) in adults. Under the terms of the Company’s collaboration agreement with GSK, the FDA’s acceptance of the sNDA gives rise to a milestone payment to the Company of $5,000,000. Horizant is not approved or licensed anywhere in the world for PHN.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENOPORT, INC. (Registrant)

Dated: October 11, 2011	By:	/s/ William G. Harris
William G. Harris
Senior Vice President of Finance and
Chief Financial Officer